UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2016 (October 24, 2016)

International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

(336) 379-6299

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 24, 2016, International Textile Group, Inc. (the “Company”) and certain entities affiliated with WL Ross & Co. LLC (“WLR”) (collectively, the “WLR Entities”) entered into an Exchange and Contribution Agreement (the “Exchange Agreement”), pursuant to which the WLR Entities exchanged and contributed to the capital of the Company (the “Exchange and Contribution”) an aggregate of $99.4 million in principal and accrued interest of the Company’s debt securities identified as “Senior subordinated notes – related party, including PIK interest” on the Company’s consolidated balance sheets (the “Tranche B Notes”) in exchange for: (i) 15,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”) of the Company; and (ii) 99,430.4289 shares of Series C preferred stock, par value $0.01 per share (the “Series C Preferred Stock”) of the Company.

The WLR Entities are funds managed by WLR. Funds managed by WLR collectively owned approximately 84% of the Company’s total voting power on a fully diluted basis as of September 30, 2016. After giving effect to the Exchange and Contribution, the Company’s total debt, as reported on its consolidated balance sheet, has been reduced by approximately $117.5 million as of October 24, 2016, and the WLR Entities collectively owned approximately 90.5% of the Company’s total voting power immediately after the Exchange and Contribution.

The Board formed a special committee (the “Special Committee”) consisting of members of the board of directors of the Company (the “Board”) who are not affiliates of WLR, the WLR Entities, or management of the Company. The Special Committee retained independent legal and financial advisors, negotiated the terms and conditions of the Exchange Agreement, the Exchange and Contribution, the Merger Agreement (as defined in Item 5.01 below) and the Merger (as defined in Item 5.01 below), and recommended that the Board authorize and approve the Exchange Agreement, the Merger Agreement and the transactions contemplated thereby (including the Merger).

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

On October 21, 2016, the Company and certain of its U.S. subsidiaries entered into Amendment No. 13 (the “Credit Agreement Amendment”) to its Amended and Restated Credit Agreement with Wells Fargo Bank, N.A., as agent and a lender, and certain other lenders, and on October 24, 2016 the Company and the purchasers signatory thereto entered into a Consent under the Senior Subordinated Note Purchase Agreement dated as of June 6, 2007 (the “Consent”). Each of the Credit Agreement Amendment and the Consent provided the Company the ability to complete the transactions contemplated by the Exchange Agreement and the other transactions described in Item 5.01 below, and provided for certain other amendments related thereto.

The foregoing description of each of the Credit Agreement Amendment and the Consent does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Credit Agreement Amendment and the Consent, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Report and are incorporated herein by reference.

Item 1.02	Termination of Material Definitive Agreement.

Also on October 24, 2016 and in connection with the completion of the Change of Control Transactions (as defined in Item 5.01 below), each of (i) that certain Stockholders’ Agreement, originally dated as of March 2, 2007, by and among the Company, certain affiliates of WLR and the other investors thereto and (ii) the arrangement by which certain management services are provided to the Company by WLR as described in Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, was terminated.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time (as defined below) and as a result of the Merger, holders of Common Stock and holders of shares of Series A convertible preferred stock, par value $0.01 per share (the “Series A Preferred Stock”) of the Company, in each case immediately prior to the Effective Time, ceased to have any rights as stockholders in the Company (other than their right to receive the Common Stock Merger Consideration (as defined below) or the Series A Preferred Stock Merger Consideration (as defined below), as applicable, or, for holders of Common Stock or Series A Preferred Stock who properly exercise and perfect a demand for appraisal rights under Delaware law, the right to receive the fair value thereof). In addition, at the Effective Time and as a result of the Merger, each share of (i) Series B preferred stock, par value $0.01 per share (the “Series B Preferred Stock”), and (ii) Series C Preferred Stock, issued and outstanding immediately prior to the Effective Time was cancelled without conversion thereof and no payment or distribution was made with respect thereto. The information set forth under Item 5.01 hereto is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

On October 24, 2016, concurrently with the execution and delivery of the Merger Agreement (defined below), the WLR Entities entered into a Securities Purchase Agreement (the “SPA”) with Project Ivory Acquisition LLC, a Delaware limited liability company (“Acquisition Company”) and Project Ivory Merger Corporation, a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Project Ivory Intermediate Holding II Corporation, a Delaware corporation (“Parent”). Acquisition Company, Merger Sub and Parent are controlled by investment funds affiliated with Platinum Equity, LLC, a Delaware limited liability company (“Platinum Equity”). Pursuant to the SPA, Acquisition Company and Merger Sub acquired from the WLR Entities: (i) all 29,334,155 shares of Common Stock then owned by the WLR Entities in exchange for $0.55 per share in cash (which was the same per share price paid to all other holders of Common Stock in the Merger); (ii) all 3,571,521.4024 shares of Series A Preferred Stock and all 214,058.5415 shares of Series C Preferred Stock of the Company then owned by the WLR Entities in exchange for nominal consideration; and (iii) all $83.9 million of principal and accrued interest of Tranche B Notes then owned by the WLR Entities at a substantial discount to the aggregate principal and interest under such subordinated debt outstanding immediately prior to the transactions contemplated by the Exchange Agreement. Upon completion of the purchase and sale of the securities of the Company contemplated by the SPA, the WLR Entities did not own any Company securities and Merger Sub owned in excess of 90% of each class of stock of the Company, and a change in control of the Company occurred (the “Change of Control Transactions”).

Immediately following the consummation of the Change of Control Transactions and pursuant to an Agreement and Plan of Merger, dated as of October 24, 2016, among the Company, Parent and Merger Sub (the “Merger Agreement”), in accordance with Section 253 of the General Corporation Law of the

State of Delaware, at the effective time (the “Effective Time”), Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. At such time, (i) each share of the Company’s Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by the Company or owned by any of the Company’s subsidiaries or by Parent, Merger Sub or any of their respective affiliates (which were cancelled without payment of any consideration therefor)) was cancelled and converted into the right to receive $0.55 in cash, without interest (the “Common Stock Merger Consideration”), (ii) each share of Series A Preferred Stock issued and outstanding immediately prior to the Effective Time (other than shares owned by Parent or any of its affiliates (which were cancelled without payment of any consideration therefor)) was cancelled and converted into the right to receive $1.42879 in cash, without interest (the “Series A Preferred Stock Merger Consideration”), and (iii) each share of Series B Preferred Stock and Series C Preferred Stock was cancelled without any consideration payable therefor.

The aggregate amount of funds required for the payment of the merger consideration was approximately $2.2 million, which was funded through equity financing from Platinum Equity and its affiliates and a portion of the Company’s cash on hand.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Report and is incorporated herein by reference.

There are no arrangements or understandings among the WLR Entities on the one hand, or Platinum Equity and its affiliates on the other hand, with respect to the election of directors or any other matters pertaining to the Company.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement (and not due to any disagreement with the Company), all of the directors of the Company resigned as directors of the Company, as of the Effective Time. In accordance with the terms of the Merger Agreement, at the Effective Time, the director of Merger Sub became the director of the Company. As a result, at the Effective Time, the Company’s board of directors consisted solely of Eva Kalawski, who is affiliated with Platinum Equity.

Also, in connection with the consummation of the Change of Control Transactions, the Board approved the following retention payments to the Company’s named executive officers (as such term is defined for purposes of Item 5.02 of Form 8-K): Kenneth T. Kunberger, $1,438,190; and each of Jeffrey H. Peck and Gail A. Kuczkowski, $995,670.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on October 24, 2016 and prior to the Effective Time, the amended and restated bylaws of the Company were amended (the “Amendment”) to provide that Delaware will serve as the exclusive forum for certain legal actions involving the Company. A copy of the new Article X of such amended and restated bylaws, which Article sets out the Amendment, is filed as Exhibit 3.1 to this Report and is incorporated herein by reference.

At the Effective Time, the second amended and restated certificate of incorporation of the Company in effect immediately prior to the Effective Time was amended and restated in its entirety to be in the form of the third amended and restated certificate of incorporation filed as Exhibit 3.2 to this Report (the “Certificate of Incorporation”), in accordance with the terms of the Merger Agreement. In addition, at the Effective Time, the Company’s amended and restated bylaws, as in effect immediately prior to the Effective Time, were amended and restated to be identical to the bylaws of Merger Sub, other than the name of the Merger Sub, which was replaced by the name of the Company (the “Amended and Restated Bylaws”).

Copies of the Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.2 and 3.3 respectively, to this Report and are incorporated herein by reference.

Item 8.01	Other Events.

The Company intends to comply with Sections 253 and 262 of the General Corporation Law of the State of Delaware and, within the time periods prescribed therein, mail to holders of record of Common Stock and Series A Preferred Stock a Notice of Merger and Appraisal Rights.

On October 24, 2016, the Company issued a press release announcing, among other things, the Change of Control Transactions and the Merger. A copy of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1	Agreement and Plan of Merger, dated as of October 24, 2016, among International Textile Group, Inc., Project Ivory Intermediate Holding II Corporation and Project Ivory Merger Corporation

3.1	Amendment to Amended and Restated Bylaws of International Textile Group, Inc., effective October 24, 2016

3.2	Form of Third Amended and Restated Certificate of Incorporation of International Textile Group, Inc.

3.3	Form of Amended and Restated Bylaws of International Textile Group, Inc.

10.1	Exchange and Contribution Agreement, dated as of October 24, 2016, by and among International Textile Group, Inc., WLR Recovery Fund IV, L.P., and WLR IV Parallel ESC, L.P.

10.2	Amendment No. 13 to the Amended and Restated Credit Agreement, dated as of October 21, 2016, by and among International Textile Group, Inc., certain of its subsidiaries party thereto, Wells Fargo Bank, N.A., as agent and lender, and the other lenders signatory thereto

10.3	Consent under Senior Subordinated Note Purchase Agreement originally dated as of June 6, 2007, dated as of October 24, 2016, by and among International Textile Group, Inc. and each of the purchasers signatory thereto

99.1	Press release dated October 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/ Neil W. Koonce
Name:	Neil W. Koonce
Title:	Vice President and General Counsel

Date: October 24, 2016

EXHIBIT INDEX

Number	Description

2.1	Agreement and Plan of Merger, dated as of October 24, 2016, among International Textile Group, Inc., Project Ivory Intermediate Holding II Corporation and Project Ivory Merger Corporation

3.1	Amendment to Amended and Restated Bylaws of International Textile Group, Inc., effective October 24, 2016

3.2	Form of Third Amended and Restated Certificate of Incorporation of International Textile Group, Inc.

3.3	Form of Amended and Restated Bylaws of International Textile Group, Inc.

10.1	Exchange and Contribution Agreement, dated as of October 24, 2016, by and among International Textile Group, Inc., WLR Recovery Fund IV, L.P., and WLR IV Parallel ESC, L.P.

10.2	Amendment No. 13 to the Amended and Restated Credit Agreement, dated as of October 21, 2016, by and among International Textile Group, Inc., certain of its subsidiaries party thereto, Wells Fargo Bank, N.A., as agent and lender, and the other lenders signatory thereto

10.3	Consent under Senior Subordinated Note Purchase Agreement originally dated as of June 6, 2007, dated as of October 24, 2016, by and among International Textile Group, Inc. and each of the purchasers signatory thereto

99.1	Press release dated October 24, 2016